FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004 (July 27, 2004)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)

                         749 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94085
                                   (Zip Code)
       Registrant's telephone number, including area code: (408) 481-8000


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Item 12. Results of Operations and Financial Condition.

On July 27, 2004, the Company announced its financial results for the quarter ended July 2, 2004. A copy of the press release dated July 27, 2004 relating to this announcement is furnished as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TRIMBLE NAVIGATION LIMITED
                                                   a California corporation


         Dated: July 27, 2004                      /s/ Mary Ellen Genovese
                                                   -----------------------
                                                   Mary Ellen Genovese
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX
                           Exhibit Number Description

99.1 Text of Company Press Release dated July 27, 2004.